JPMORGAN CHASE BANK
JPMORGAN

                                    GUARANTY

                                                             Melville, New York
                                                              November 20, 2001

     WHEREAS, PWR SYSTEMS, INC., a Delaware corporation (hereinafter called the "Borrower"), desires to transact business with and to obtain credit or a continuation of credit or other financial accommodations from JPMORGAN CHASE BANK, formerly The Chase Manhattan Bank, a New York banking corporation (hereinafter called the "Bank"); and

     WHEREAS, the Bank is unwilling to extend or continue credit to or other financial accommodations to the Borrower, unless it receives the following guaranty of the undersigned;

     NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration and in order to induce the Bank from time to time, in its discretion, to extend or continue credit or other financial accommodations to the Borrower, the undersigned hereby guarantees, absolutely and unconditionally, to the Bank the payment of all liabilities of the Borrower to the Bank of whatever nature, whether now existing or hereafter incurred, whether created directly or acquired by the Bank by assignment or otherwise, whether matured or unmatured, joint, several or joint and several, secured or unsecured and whether absolute or contingent, including, without limitation, all interest or other claims which may accrue or arise after the commencement of bankruptcy, insolvency, reorganization, liquidation or other similar proceedings (all of which are hereinafter collectively referred to as the "Liabilities of the Borrower").

     In order to further secure the payment of the Liabilities of the Borrower, the undersigned does hereby give the Bank a continuing lien and right of set-off for the amount of the Liabilities of the Borrower upon any and all monies, securities and any and all other property of the undersigned and the proceeds thereof, now or hereafter actually or constructively held or received by or in transit in any manner to or from the Bank, J.P. Morgan Securities Inc., or any other affiliate of the Bank from or for the undersigned, whether for safekeeping, custody, pledge, transmission, collection or otherwise or coming into the possession of the Bank, J.P. Morgan Securities Inc., or any other affiliate of the Bank in any way, or placed in any safe deposit box leased by the Bank, J.P. Morgan Securities Inc., or any other affiliate of the Bank to the undersigned. The Bank is also given a continuing lien and right of set-off for the amount of said Liabilities of the Borrower upon any and all deposits (general and special) and credits of, or for the benefit of the undersigned with, and any and all claims of the undersigned against, the Bank, J.P. Morgan Securities Inc., or any other affiliate of the Bank at any time existing. The Bank is hereby authorized at any time or times, without prior notice, to apply such deposits or credits, or any part thereof, to such Liabilities of the Borrower and, although said Liabilities of the Borrower may be contingent or unmatured, and whether the collateral security therefor is deemed adequate or not. The undersigned authorizes the Bank to deliver a copy of this guaranty to others as written notification of the undersigned's transfer of a security interest in the collateral described herein to the Bank.

     The undersigned agrees that, with or without notice or demand, the undersigned shall reimburse the Bank for all the Bank's expenses (including reasonable fees of counsel for the Bank who may be employees thereof) incurred in connection with any of the Liabilities of the Borrower or the collection thereof.

     This guaranty is a continuing guaranty and shall remain in full force and effect irrespective of any interruptions in the business relations of the Borrower with the Bank; provided, however, that the undersigned may, by notice in writing, delivered personally or received by certified mail, return receipt requested, addressed to the Bank's office at 1111 Fannin Street, Houston, Texas 77002, Commercial Loan Documentation Division, Attention: Manager, terminate this guaranty, but any such termination shall have no effect with respect to the Liabilities of the Borrower (including contingent liabilities) existing on the date on which such notice is so delivered or received or which on such date the Bank is obligated (including on a conditional basis) to provide or acquire thereafter, or with respect to any interest, fees, indemnities, charges, expenses or costs payable thereon or attributable thereto even if arising or incurred after such date, and this guaranty and the obligations of the undersigned hereunder with respect to the foregoing Liabilities of the Borrower shall continue notwithstanding any such termination until all such amounts are fully and finally paid.

     All monies available to the Bank for application in payment or reduction of the Liabilities of the Borrower may be applied by the Bank in such manner and in such amounts and at such time or times as it may see fit to the payment or reduction of such of the Liabilities of the Borrower as the Bank may elect.

     The undersigned hereby waives: (a) notice of acceptance of this guaranty and of extensions of credit or other financial accommodations by the Bank to the Borrower; (b) presentment and demand for payment of any of the Liabilities of the Borrower; (c) protest and notice of dishonor or default to the undersigned or to any other party with respect to any of the Liabilities of the Borrower;
(d) all other notices to which the  undersigned  may otherwise be entitled;  and
(e) any demand for payment hereunder.

     All liabilities of the undersigned to the Bank hereunder or otherwise, whether or not then due or absolute or contingent, shall without notice or demand become due and payable immediately upon the occurrence of any default or event of default with respect to any Liabilities of the Borrower (or the occurrence of any other event which results in acceleration of the maturity of any thereof) or the occurrence of any default hereunder. This is a guaranty of payment and not of collection and the undersigned further waives unconditionally and irrevocably any right to require that any action be brought against the Borrower or any other person or to require that resort be had to any security or any other property or asset or to any balance of any deposit account or credit on the books of the Bank in favor of the Borrower or any other person prior to any payment under this guaranty being made or enforced.

     The undersigned hereby consents that from time to time, before or after any default by the Borrower or any notice of termination hereof, with or without further notice to or assent from the undersigned, any security at any time held by or available to the Bank for any obligation of the Borrower, or any security at any time held by or available to the Bank for any obligation of any other person secondarily or otherwise liable for any of the Liabilities of the Borrower, may be exchanged, surrendered or released and any obligation of the Borrower, or of any such other person, may be changed, altered, renewed, extended, continued, surrendered, compromised, waived, discharged or released in whole or in part (including without limitation any such event resulting from any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets) or any default with respect thereto waived, and the Bank may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on the Bank's books in favor of the Borrower, or of any such other person, and may extend further credit in any manner whatsoever to the Borrower, and generally deal or take action or no action with regard to the Borrower or any such security or other person as the Bank may see fit; and the undersigned shall remain bound under this guaranty notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, discharge, inaction, extension of further credit or other dealing.

     The obligations of the undersigned are absolute and unconditional and are valid irrespective of any amendment, modification, waiver, consent or other change, discharge or release (including by operation of law, regulation or legal proceedings) with respect to, or any lack of validity or enforceability of, any Liabilities of the Borrower, or with respect to any other guaranty thereof or other credit support thereto or any collateral securing any of the foregoing, or any other agreement or circumstance which might otherwise constitute a defense to the obligations hereunder to any of the Liabilities of the Borrower or to the obligations of others related hereto or thereto and the undersigned irrevocably waives the right to assert defenses, set-offs and counterclaims in any litigation relating to this guaranty and the Liabilities of the Borrower. This guaranty sets forth the entire understanding of the parties, and the undersigned acknowledges that no oral or other agreements, conditions, promises, understandings, representations or warranties exist in regard to the obligations hereunder, except those specifically set forth herein.

     The undersigned irrevocably waives and shall not seek to enforce or collect upon any rights which it now has or may acquire against the Borrower, either by way of subrogation, indemnity, reimbursement or contribution, or any other similar right, for any amount paid under this guaranty or by way of any other obligations whatsoever of the Borrower to the undersigned. In the event either a petition is filed under the Bankruptcy Code in regard to the Borrower or an action or proceeding is commenced for the benefit of the creditors of the Borrower, this agreement shall at all times thereafter remain effective in regard to any payments or other transfers of assets to the Bank received from or on behalf of the Borrower prior to notice of termination of this guaranty and which are or may be held voidable or otherwise subject to recission or return on the grounds of preference, fraudulent conveyance or otherwise, whether or not the Liabilities of the Borrower have been paid in full.

     Each reference herein to the Bank shall be deemed to include its successors and assigns, in whose favor the provisions of this guaranty shall also inure. Each reference herein to the undersigned shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned, all of whom shall be bound by the provisions of this guaranty.

     The term "undersigned" as used herein shall, if this instrument is signed by more than one party, mean the "undersigned and each of them" and each undertaking herein contained shall be their joint and several undertaking, provided, however, that in the next succeeding paragraph hereof the term "undersigned" shall mean the "undersigned or any of them". If any party hereto shall be a partnership, the agreements and obligations on the part of the undersigned herein contained shall remain in force and applicable against the partnership and all of its partners (notwithstanding any changes in the individuals composing the partnership or any release of one or more partners) and the term "undersigned" shall include any altered or successive partnership but, the predecessor partnerships and their partners shall not thereby be released from any obligation or liability.

     No delay on the part of the Bank in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on the undersigned shall be deemed to be a waiver of the obligation of the undersigned or of the right of the Bank to take further action without notice or demand as provided herein; nor in any event shall any modification or waiver of the provisions of this guaranty be effective unless in writing signed by an authorized officer of the Bank; nor shall any such waiver be applicable except in the specific instance for which given.

     THIS GUARANTY is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of New York and SHALL BE IN ALL RESPECTS GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; and no defense given or allowed by the laws of any other State or Country shall be interposed in any action hereon unless such defense is also given or allowed by the laws of the State of New York.

     The undersigned hereby unconditionally WAIVES ANY RIGHT TO JURY TRIAL in connection with actions by or against the Bank arising out of or in connection with the Liabilities of the Borrower and this guaranty.



                                   CORPORATION

                                   SOFTWARE PUBLISHING CORPORATION

                                   By:           /s/ Vincent DiSpigno
                                       ----------------------------------------
                                                 Vincent DiSpigno
                                       ----------------------------------------
                                                 President
                                       ----------------------------------------
                                       Title:



                                   (AFFIX CORPORATE SEAL HERE)

CORPORATE ACKNOWLEDGMENT

STATE OF NY             )
                        ) SS:
COUNTY OF  Suffolk      )

On the 20 day of Nov ,2001, before me personally came Vincent DiSpigno, to me known, who, being by me duly sworn, did depose and say that he/she is the President of Software Publishing Corporation, the corporation described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he/she signed his name thereto by like order.


                                                /s/
                                            ----------------------------------
                                            Notary Public

                                            My commission expires: